Exhibit 10.2

CREDIT FACILITY AGREEMENT

This Credit Facility Agreement (“Agreement”) is dated as of January 19, 2021 between ReShape Lifesciences Inc., a Delaware corporation (“Borrower”), and Armistice Capital Master Fund Ltd., a Cayman Islands exempted company (“Lender”).

A.          Borrower has requested that Lender make available to Borrower a line of credit (the “LOC”) in a maximum principal amount at any time outstanding of up to $15,000,000.

B.          Borrower and Lender are also party to a Credit Agreement dated March 25, 2020, as amended (the “Existing Credit Agreement”) and Guarantee and Collateral Agreement, dated March 25, 2020 (the “Security Agreement”).

C.          Borrower and Lender both desire to memorialize the LOC pursuant to the terms and subject to the conditions set forth herein.

In consideration of the mutual agreements herein contained, the parties hereto agree as follows:

Section 1.           Credit Facility.

(a)  Subject to the terms and conditions of this Agreement, Lender hereby agrees to extend a LOC of up to $15,000,000 (the “Advances”) to Borrower from time to time from the date hereof until December 31, 2022. All Advances shall be made pursuant the terms and obligations set forth in a promissory note in substantially the form attached hereto as Exhibit A (the “Note”). Borrower shall provide Lender with a reasonably detailed explanation of the principal purposes for which the proceeds from any requested Advances are intended to be used and the approximate amount intended to be used for each such purpose and, upon receipt of such explanation, Lender shall authorize and approve such Advance, which authorization and approval will not be unreasonably withheld, delayed or conditioned.

(b)  At any time after the initial Advance, if any, under this Agreement, Lender will be entitled to appoint a majority of the members of the Board of Directors of Borrower or, if Lender exercises such right after the completion of the transactions contemplated by the Merger Agreement (as defined below), a majority of the members of the Board of Directors of Obalon, which will then be Borrower’s parent company, in each case subject to and in accordance with Borrower’s or, if applicable, Obalon’s certificate of incorporation and bylaws, the Delaware General Corporation Law, the rules of the Nasdaq Stock Market (including Nasdaq Listing Rule 5640), and any other applicable laws, rules and regulations. Lender may exercise such right by providing written notice to Borrower. Following Borrower’s receipt of such notice from Lender, Borrower will reasonably cooperate with Lender in order to cause Lender’s designated nominees, who must be reasonably acceptable to and approved by Borrower (such approval not to be unreasonably withheld, delayed or conditioned), to be appointed to the Board of Directors of Borrower or, if applicable, Obalon, as soon as reasonably practicable.

(c)  For the purposes of the Advances, subject to the limitations, terms and conditions set forth in this Agreement and the Note, Borrower may, from time to time, draw down, repay, and re-borrow on the Note, by giving notice to Lender of the amount to be requested to be drawn down.

(d)  In order to secure Borrower’s performance under the Note, Borrower agrees that the amount of any Advances under the LOC will be subject to, and considered Secured Obligations under, the Security Agreement.

(e)  Borrower shall give written notice or telephonic notice (followed promptly by written confirmation thereof) to Lender of each proposed borrowing of an Advance not later than 1:00 p.m. Eastern time at least three business days prior to the proposed date of such borrowing.  Each such notice shall be effective upon receipt by Lender, shall be irrevocable, and shall specify the date and amount of such borrowing.  Not later than 1:00 p.m. Eastern time on the date of a proposed Advance, Lender shall pay over the requested Advance to Borrower on the requested borrowing date.  Each borrowing shall be on a business day.  The minimum amount of any Advance shall be $500,000 and the maximum amount of any Advance shall be $1,250,000 (or if less, the remaining undrawn amount of the LOC). After the date of the initial Advance, if any, under the LOC, any subsequent Advance shall not be made sooner than 30 days after the date of any previous Advance without Lender’s prior written consent.

(f)   This Agreement, the Note and the Security Agreement, together with all of the other agreements, documents, and instruments heretofore or hereafter executed in connection therewith or with the Advances to be made under this Agreement, as the same may be amended, supplemented or modified from time to time, shall collectively be referred to herein as the “Loan Documents.”

Section 2.           Interest; Maturity Date and Events of Default.

2.1.       Interest. Borrower promises to pay interest on the unpaid principal amount of each Advance for the period commencing on the date of such Advance until such Advance is paid in full at a rate per annum equal to the sum of the LIBOR Rate (as defined in the Existing Credit Agreement) plus 2.5%; provided, that at any time an Event of Default exists, if elected by Lender, the interest rate corresponding to each Advance shall be increased by two percentage points per annum effective as of the date upon which such Event of Default (as defined below) first occurred or such later date determined Lender in writing. Interest shall be computed for the actual number of days elapsed on the basis of a year of 365/366 days.

2.2.       Maturity Date. All Advances shall be due on December 31, 2023.

2.3.       Events of Default. Upon the occurrence of any of the following events (each, an “Event of Default”) Borrower shall be deemed to be in default hereunder:

(a)  failure by Borrower to pay when due any of the principal or accrued and unpaid interest of any Advance outstanding under any Note; or

(b)   Borrower (i) applies for or consents to the appointment of a receiver, trustee, custodian or liquidator of itself or any part of its property, (ii) becomes subject to the appointment of a receiver, trustee, custodian or liquidator of itself or any part of its property if such appointment is not terminated or dismissed within thirty (30) days, (iii) makes an assignment for the benefit of creditors, (iv) is adjudicated as bankrupt or insolvent, (v) institutes any proceedings under the United States Bankruptcy Code or any other federal or state bankruptcy, reorganization, receivership, insolvency or other similar law affecting the rights of creditors generally, or files a petition or answer seeking reorganization or an arrangement with creditors to take advantage of any insolvency law, or files an answer admitting the material allegations of a bankruptcy, reorganization or insolvency petition filed against it, or (vi) becomes subject to any proceedings under the United States Bankruptcy Code or any other federal or state bankruptcy, reorganization, receivership, insolvency or other similar law affecting the rights of creditors generally, which proceeding is not dismissed within thirty (30) days of filing, or has an order for relief entered against it in any proceeding under the United States Bankruptcy Code.

If an Event of Default occurs, the amount of any Advance, including the outstanding principal and accrued and unpaid interest, under any Note shall become immediately due and payable, and Borrower, upon the written request of Lender, shall immediately pay to Lender all such amounts. Lender shall, following and during the continuance of an Event of Default, also have any other rights which Lender may have pursuant to applicable law.

Section 3.           Representations and Warranties of Borrower.

Borrower represents and warrants to Lender that:

3.1.       Organization. Borrower is a corporation validly existing and in good standing under the laws of the State of Delaware. Borrower has the power and authority to own its properties and assets and to carry out its business as now being conducted. Borrower has the power and authority to execute, deliver and perform the Loan Documents to which it is a party, to borrow and guaranty money in accordance with the terms thereof, to execute, deliver and perform its obligations under the Note and the other Loan Documents to which it is a party and any other documents made by it as contemplated hereby, and to grant to the Lender liens and security interests in the Collateral (as defined in the Security Agreement) as hereby contemplated.

3.2.       Authorization and Approvals. All corporate action on the part of Borrower, its board of directors, and stockholders necessary for the (a) authorization, execution, delivery and performance by it of the Loan Documents to which it is a party, and (b) the performance of its obligations under the Loan Documents, has been taken or will be taken prior to this Agreement. This Agreement and the other Loan Documents, when executed and delivered by Borrower, shall constitute the valid and binding obligations of Borrower, enforceable in accordance with their respective terms.

3.3.       Litigation. There is no litigation, arbitration or other proceedings taking place, pending or to the knowledge of Borrower threatened against Borrower or any of its assets which questions the validity of this Agreement or the right of Borrower to enter into it or to consummate the transactions contemplated hereby.

3.4.       No Default. Borrower is not currently in default of any contractual obligation that would have a material adverse effect on Borrower’s business, assets or financial condition.

3.5.       Pre-existing Business Relationship; Experience. Borrower has a pre-existing business relationship with the Lender and has such knowledge and experience in financial and business matters: (a) to be capable of evaluating the merits and risks of the LOC, (b) to make an informed decision relating thereto, and (c) to protect its own interests in connection with the transaction contemplated by this Agreement.

Section 4.           Representations and Warranties of Lender.

Lender represents and warrants to Borrower that:

4.1.       Requisite Power and Authority. The Lender has all of the requisite power, authority, and capacity to execute, deliver, and comply with the terms of this Agreement, and such execution, delivery, and compliance does not conflict with, or constitute a default under, any instruments governing the Lender, any law, regulation or order, or any agreement to which the Lender is a party or by which the Lender may be bound. All action on the Lender’s part necessary for the execution and delivery of this Agreement, the consummation of the transactions contemplated hereby, and the performance of all obligations of the Lender hereunder has been taken. This Agreement has been duly executed and delivered by the Lender.

4.2.       Pre-existing Business Relationship; Experience. The Lender has a pre-existing business relationship with Borrower and has such knowledge and experience in financial and business matters: (a) to be capable of evaluating the merits and risks of the loan to Borrower, (b) to make an informed decision relating thereto, and (c) to protect its own interests in connection with the transaction contemplated by this Agreement.

Section 5.           Miscellaneous.

5.1.       Waiver Under Credit Agreement and Outstanding Warrants.

(a)  Lender hereby agrees that the transactions contemplated by the Agreement and Plan of Merger entered into by and among Borrower, Obalon Therapeutics, Inc. (“Obalon”), and a wholly owned subsidiary of Obalon (the “Merger Agreement”), including the Merger (as defined in the Merger Agreement), will not be deemed to be an Event of Default under the Existing Credit Agreement and, accordingly, hereby agrees to waive its right to accelerate the payment of any amounts outstanding under the Existing Credit Agreement in connection with the transactions contemplated by the Merger Agreement.

(b)  Lender hereby agrees to waive its right to require Borrower to purchase any outstanding warrants to purchase capital stock of Borrower held by Lender that may be triggered by the completion of the transactions contemplated by the Merger Agreement, including to the extent the Merger (as defined in the Merger Agreement) may be considered a “Fundamental Transaction” under the terms of such warrants that would otherwise, at the option of Lender, obligate Borrower to purchase such warrants by paying Lender an amount of cash equal to the Black Scholes value of the remaining unexercised portion of such warrants on the date of the completion of the Merger.

5.2.       Amendments. No amendment, modification or waiver of, or consent with respect to, any provision of this Agreement or any of the other Loan Documents shall in any event be effective unless the same shall be in writing and signed by Borrower and Lender and then any such amendment, modification, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No delay or omission to exercise any right, power or remedy accruing to any party hereto shall impair any such right, power or remedy of such party nor be construed to be a waiver of any such right, power or remedy, nor constitute any course of dealing or performance hereunder.

5.3.       Notices. All notices hereunder shall be in writing (including facsimile or other electronic (including .pdf) transmission) and shall be sent to the applicable party at its address shown on Annex I or at such other address as such party may, by written notice received by the other parties, have designated as its address for such purpose.  Notices sent by facsimile or other electronic transmission shall be deemed to have been given when sent; notices sent by mail shall be deemed to have been given three business days after the date when sent by registered or certified mail, postage prepaid; and notices sent by hand delivery or overnight courier service shall be deemed to have been given when received.

5.4.       Costs; Expenses. If any action, suit, arbitration proceeding or other proceeding is instituted arising out of this Agreement, the prevailing party shall recover all of such party’s costs, including the court costs and reasonable attorneys’ fees incurred therein, including any and all appeals or petitions therefrom.

5.5.       Counterparts. This Agreement may be executed in one or more counterparts (any of which may be delivered by fax or electronic mail transmission), each of which will for all purposes be deemed to be an original and all of which will constitute the same instrument.

5.6.       Severability. The illegality or unenforceability of any provision of this Agreement or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Agreement or any instrument or agreement required hereunder.

5.7.       Entire Agreement. This Agreement, together with the other Loan Documents, embodies the entire agreement and understanding among the parties hereto and supersedes all prior or contemporaneous agreements and understandings of such parties, verbal or written, relating to the subject matter hereof.

5.8.       Successors; Assigns. This Agreement shall be binding upon and shall inure to the benefit of Borrower and Lender and their respective successors and permitted assigns.  No other party shall be a direct or indirect legal beneficiary of, or have any direct or indirect cause of action or claim in connection with, this Agreement or any of the other Loan Documents.

5.9.       Governing Law; Waiver of Jury Trial. This Agreement and each Note shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflict of laws principles. EACH OF BORROWER AND LENDER HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT, ANY NOTE, ANY OTHER LOAN DOCUMENT AND ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH OR ARISING FROM ANY LENDING RELATIONSHIP EXISTING IN CONNECTION WITH ANY OF THE FOREGOING, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

[Signature page follows]

The parties hereto have caused this Credit Facility Agreement to be duly executed and delivered by their duly authorized officers as of the date first set forth above.

RESHAPE LIFESCIENCES INC.,
as Borrower

By:	/s/ Barton P. Bandy
Name:	Barton P. Bandy
Title:	Chief Executive Officer

ARMISTICE CAPITAL MASTER FUND LTD.,
as Lender

By:	/s/ Steven Boyd
Name:	Steven Boyd
Title:	CIO of Armistice Capital, LLC, the Investment Manager

Signature Page to Credit Facility Agreement

ANNEX I

Addresses

ReShape Lifesciences Inc.
1001 Calle Amanecer
San Clemente, California 92673
Attention: Bart Bandy, Chief Executive Officer
Telephone: 949-429-6680

Armistice Capital Master Fund Ltd,
510 Madison Avenue, 7th Floor
New York, New York 10022
Attention: Brian Kohn
Telephone: (212) 231-4930

I-1

Exhibit A

Form of Note

$

The undersigned (“Borrower”), for value received, promises to pay to Armistice Capital Master Fund Ltd. (the “Lender”) the aggregate unpaid amount of all Advances made to Borrower by Lender pursuant to the Credit Facility Agreement referred to below, such principal amount (which such amount may change over time pursuant to the Credit Facility Agreement) to be payable on the dates set forth in the Credit Facility Agreement.

Borrower further promises to pay interest on the unpaid principal amount of each Advance from the date of such Advance until such Advance is paid in full, payable at the rate(s) and at the time(s) set forth in the Credit Facility Agreement.  Payments of both principal and interest are to be made in lawful money of the United States of America.

This Note evidences indebtedness incurred under, and is subject to the terms and provisions of, the Credit Facility Agreement, dated as of January 19, 2021 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Facility Agreement”; terms not otherwise defined herein are used herein as defined in the Credit Facility Agreement), between Borrower and Lender, to which Credit Facility Agreement reference is hereby made for a statement of the terms and provisions under which this Note may or must be paid prior to its due date or its due date accelerated.

This Note is made under and governed by the laws of the State of New York applicable to contracts made and to be performed entirely within such State.

RESHAPE LIFESCIENCES INC.

By:
Title:

A-1